EXHIBIT 10.2

                          FIRST AMENDMENT TO LEASE
                          ------------------------

      This FIRST AMENDMENT TO LEASE is entered into as of June 29, 2004 by and between TAURUS METHUEN LLC, as Landlord ("Landlord"), and PARLEX CORPORATION, as Tenant ("Tenant") and amends that certain Lease dated June 12, 2003 between Landlord and Tenant and relating to certain real property located at One Parlex Place, Methuen, Massachusetts (the "Lease"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Lease.

      Whereas, Landlord and Tenant desire to amend the Lease to remove language relating to the increase of the Security Deposit;

                                  AGREEMENT

      Now therefor, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows:

      1. The Lease is hereby amended by deleting the definition of the term "Security Deposit" in Section 1.1 of the Lease and replacing such definition with the following:

            "SECURITY DEPOSIT:                 $750,000."

      2. Section 8.1 of the Lease is hereby amended by inserting the word "or" before clause (ix) of such section and deleting the following phrase from such section: "or (x) a default occurs by the tenant under the Cranston Lease and such default is not cured within any applicable notice and cure period,".

      3. Section 8.6 of the Lease is hereby deleted in its entirety and the language set forth on Exhibit A hereto is hereby substituted in its place.

      4. Except as amended hereby, the Lease is hereby ratified and confirmed to be in full force and effect.

      5. This First Amendment to Lease may be executed in one or more counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. A facsimile signature to this First Amendment to Lease shall be sufficient to prove the execution hereby by any person or entity.

                        [balance of page left blank]


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      Executed under seal as of the date first written above.

TENANT:                                LANDLORD:

PARLEX CORPORATION, a duly organized   Taurus Methuen, LLC, a Delaware
Massachusetts Corporation              limited liability company

                                       By:  Taurus Cranston/Methuen Limited
By:  /s/ Peter J. Murphy                    Partnership, a Massachusetts
     ------------------------------         limited partnership, its sole
     Its (Vice) President                   member and manager

                                         By:  Taurus-New England XXIV Limited
By:  /s/ Jonathan R. Kosheff                  Partnership, a Massachusetts
     ------------------------------           limited partnership, its sole
     Its (Assistant) Treasurer                general partner

                                           By:  Taurus Cranston/Methuen
                                                LLC, a Massachusetts
                                                limited liability company,
                                                its sole general partner

                                                By:  /s/ Scott R. Tully
                                                     ----------------------
                                                     Name:   Scott R. Tully
                                                     Title:  Vice President


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                                  Exhibit A
                         To First Amendment to Lease

      8.6 Security Deposit. On the execution of this Lease, Tenant shall deliver to Landlord as security for the performance of the obligations of Tenant hereunder, a letter of credit (as renewed, replaced, and/or increased pursuant to this Lease, and all proceeds thereof, the "Letter of Credit") in the initial amount specified therefor in Section 1.1, in accordance with this Section (as renewed, replaced, and/or increased pursuant to this Lease, and all proceeds thereof, the "Security Deposit"). Tenant's failure to timely deliver the Security Deposit to Landlord shall constitute a default under this Lease, without any notice or cure period under Article VIII.

      The Letter of Credit (i) shall be irrevocable and shall be issued by a commercial bank reasonably acceptable to Landlord that has an office in Boston, Massachusetts, (ii) shall require only the presentation to the issuer of a certificate of the holder of the Letter of Credit stating that either a default has occurred under this Lease after the expiration of any applicable notice and cure period (or that Tenant has failed to timely pay rent or is otherwise in default under the Lease and transmittal of a default notice is barred by applicable law) or that Tenant has become the subject of a bankruptcy, insolvency or similar proceeding, (iii) shall be payable to Landlord or its successors in interest as the Landlord and shall be freely transferable without cost to any such successor or any lender holding a collateral assignment of Landlord's interest in the Lease, (iv) shall be for an initial term of not less than one year and contain a provision that such term shall be automatically renewed for successive one-year periods unless the issuer shall, at least 45 days prior to the scheduled expiration date, give Landlord written notice of such nonrenewal, and (v) shall otherwise be in form and substance reasonably acceptable to Landlord. Notwithstanding the foregoing, the term of the Letter of Credit for the final period shall be for a term ending not earlier than the date sixty (60) days after the last day of the Term or, if applicable, any Extension Term.

      Landlord shall be entitled to draw upon the Security Deposit for its full amount (i) if Tenant shall be in default under the Lease, after the expiration of any applicable notice or cure period (or if Tenant has failed to timely pay rent or is otherwise in default under the Lease and transmittal of a default notice is barred by applicable law), or (ii) in the case of the Letter of Credit if, not less than 30 days before the scheduled expiration of the Letter of Credit, Tenant has not delivered to Landlord a new Letter of Credit in accordance with this Section (which failure shall be deemed a default without notice or cure period). All amounts so drawn shall be the exclusive property of Landlord and Landlord may, but shall not be obligated to, apply the amount so drawn to the extent necessary to cure Tenant's default under the Lease.

      The Security Deposit may be commingled with other funds of Landlord and shall not constitute an asset of Tenant, and no fiduciary relationship shall be created with respect to such deposit, nor shall Landlord be liable to pay Tenant interest thereon. If Tenant shall fail to perform any of its obligations under this Lease, Landlord may, but shall not be obliged to, apply the Security Deposit to the extent necessary to cure the default. After any such application by Landlord of the Security Deposit, Tenant shall reinstate the Letter of Credit to the amount originally required to be maintained hereunder, upon demand. If Landlord has drawn on the Letter of Credit under Section 8.6(ii), and to the extent Landlord has not applied amounts to cure Tenant defaults, then after acceptance of a replacement Letter of Credit, Landlord shall restore to Tenant the remaining amount of such funds. Within sixty (60) days after the expiration or sooner termination of the Term, and provided that no default exists under this Lease, the Letter of Credit, to the extent not applied, shall be returned to the Tenant, without interest.

      In the event of a sale of the Premises or lease, conveyance or transfer of the Premises, Landlord shall have the right to transfer the Security Deposit to the transferee and Landlord shall thereupon be released by Tenant from all liability for the return of such Security Deposit; and subject to Article IX,


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Tenant agrees to look to the transferee solely for the return of said
Security Deposit. The provisions hereof shall apply to every transfer or assignment made of the Security Deposit to such a transferee. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or the monies deposited herein as security, and that neither Landlord nor its successors or assigns shall be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance. Tenant will enter into such agreements as Landlord's lender may request with respect to the assignment of the Security Deposit to such lender. In connection with any transfer of the Premises, Tenant shall cooperate with Landlord in the assignment of the Letter of Credit to the transferee and, if requested by the transferee, Tenant shall, within ten
(10) business days from such request, cause a substitute Letter of Credit to be issued to the transferee that complies with the requirements of this Section.

      Tenant represents and warrants to Landlord that: (i) as of the date of this Lease, Tenant has not less than $1,800,000 of immediate and unrestricted availability under a credit facility (the "Credit Facility") between Tenant and Silicon Valley Bank ("SVB"); and (ii) Tenant expects that, on or before July 31, 2003, the immediate and unrestricted availability under the Credit Facility will increase to at least $3,000,000. No later than August 8, 2003, Tenant shall provide Landlord with a written certification from SVB (the "SVB Certification") setting forth the immediate and unrestricted availability under the Credit Facility as of the date of such certification (such amount, the "Available Amount"). If Tenant fails to deliver the SVB Certification by August 8, 2003, the Available Amount shall be deemed to be zero. If, by August 8, 2003, Tenant has not provided Landlord with a SVB Certification demonstrating that the Available Amount is at least $3,000,000, Tenant shall, no later than August 15, 2003, increase the Security Deposit by the amount by which $3,000,000 exceeds the Available Amount.


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